Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 18 Income Taxes

The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2016	2015	2014

Federal
Current	$2,585	$1,956	$1,888
Deferred	(711)	(223)	(126)

Federal income tax	1,874	1,733	1,762

State
Current	337	346	331
Deferred	(50)	18	(6)

State income tax	287	364	325

Total income tax provision	$2,161	$2,097	$2,087

A reconciliation of expected income tax expense at the federal statutory rate of 35 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2016	2015		2014
Tax at statutory rate	$2,837	$2,810		$2,798
State income tax, at statutory rates, net of federal tax benefit	244	237		211
Tax effect of
Tax credits and benefits, net of related expenses	(710)	(700)		(701)
Tax-exempt income	(196)	(201)		(205)
Noncontrolling interests	(20)	(19)		(20)
Other items	6	(30	)(a)	4

Applicable income taxes	$2,161	$2,097		$2,087
(a)	Includes the resolution of certain tax matters with taxing authorities in the first quarter of 2015.

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, pension and post-retirement plans and certain tax benefits related to share-based compensation are recorded directly to shareholders’ equity as part of other comprehensive income (loss) or additional paid-in capital.

In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2010, are completed and resolved. The Company’s tax returns for the years ended December 31, 2011, 2012, 2013 and 2014 are under examination by the Internal Revenue Service. The years open to examination by state and local government authorities vary by jurisdiction.

A reconciliation of the changes in the federal, state and foreign unrecognized tax position balances are summarized as follows

Year Ended December 31 (Dollars in Millions)	2016	2015	2014
Balance at beginning of period	$243	$267	$264
Additions (reductions) for tax positions taken in prior years	57	(17)	31
Additions for tax positions taken in the current year	12	13	4
Exam resolutions	(6)	(17)	(22)
Statute expirations	(4)	(3)	(10)

Balance at end of period	$302	$243	$267

The total amount of unrecognized tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2016, 2015 and 2014, were $234 million, $165 million and $192 million, respectively. The Company classifies interest and penalties related to unrecognized tax positions as a component of income tax expense. At December 31, 2016, the Company’s unrecognized tax position balance included $37 million in accrued interest. During the years ended December 31, 2016, 2015 and 2014 the Company recorded approximately $7 million, $(1) million and $4 million, respectively, in interest on unrecognized tax positions.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2016	2015

Deferred Tax Assets
Allowance for credit losses	$1,667	$1,615
Federal, state and foreign net operating loss and credit carryforwards	971	464
Accrued expenses	806	764
Partnerships and other investment assets	521	380
Pension and postretirement benefits	394	247
Securities available-for-sale and financial instruments	220	–
Stock compensation	120	131
Other deferred tax assets, net	291	219

Gross deferred tax assets	4,990	3,820

Deferred Tax Liabilities
Leasing activities	(3,096)	(3,026)
Goodwill and other intangible assets	(962)	(859)
Mortgage servicing rights	(883)	(859)
Loans	(234)	(204)
Fixed assets	(60)	(111)
Securities available-for-sale and financial instruments	–	(47)
Other deferred tax liabilities, net	(113)	(55)

Gross deferred tax liabilities	(5,348)	(5,161)
Valuation allowance	(121)	(137)

Net Deferred Tax Asset (Liability)	$(479)	$(1,478)

The Company has approximately $1.3 billion of federal, state and foreign net operating loss carryforwards which expire at various times through 2036. A substantial portion of these carryforwards relate to state-only net operating losses, which are subject to a full valuation allowance as they are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

In addition, the Company has $794 million of federal credit carryforwards which expire at various times through 2036 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.

At December 31, 2016, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.